 (header images)(menubar images) Objective
To provide a high level of current income consistent with the preservation of capital and liquidity.

Investment Stategy
The Fund will invest exclusively in United States dollar dominated securities issued or guaranteed by the United States Government, its agencies and instrumentality's, and in repurchase agreements secured by such securities. These include issues of of the United States Treasury, such as bills, notes, bonds, and issues of agencies and instrumentality's of the U.S. Government. (See Prospectus for more information on investment practices)

***CHAR: 160*** DESCRIPTION
Cusip Number:	535516827
Symbol:	LDGXX
Inception:	07/06/96
***CHAR: 160*** As of 05/31/2000
30 Day Yield	5.68%
7 Day Yield	5.71%
Effective 7 Day Yield	5.87%
MM Days to Maturity	48

Check Writing
To establish check writing, your account must have a value of at least $5,000. Checks must be written for a minimum of $500. Please contact our Customer Service Department for additional information.

***CHAR: 160*** NET ASSET VALUE
***CHAR: 160***	$1.00

***CHAR: 160*** FEES and MINIMUMS
Sales Charge:	None
12b-1 fee:	None
Initial Minimum:	$2,000
Minimum for IRA:	$250

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

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